       AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 17, 1998
                                                           REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C.  20549

                                      FORM S-8

                               REGISTRATION STATEMENT

                                       UNDER

                             THE SECURITIES ACT OF 1933

                                  TRUEVISION, INC.
               (Exact name of registrant as specified in its charter)

           DELAWARE                                   77-016747
   (State of Incorporation)            (I.R.S. Employer Identification Number)

                                 -----------------

                                 2500 WALSH AVENUE
                               SANTA CLARA, CA 95051
                                   (408) 562-4200

                                 -----------------

                             1997 EQUITY INCENTIVE PLAN
                         1990 EMPLOYEE STOCK PURCHASE PLAN
                             (Full title of the plans)

                                   R. John Curson
            Senior Vice President, Chief Financial Officer and Secretary
                                  Truevision, Inc.
                                 2500 Walsh Avenue
                               Santa Clara, CA  95051
                                   (408) 562-4200
              (Name, address, including zip code, and telephone number,
                      including area code, of agent for service)

                                 -----------------

                                     Copies to:

                              JULIA L. DAVIDSON, ESQ.
                                 COOLEY GODWARD LLP
                               FIVE PALO ALTO SQUARE
                                3000 EL CAMINO REAL
                            PALO ALTO, CALIFORNIA 94306

                                 -----------------

                                                CALCULATION OF REGISTRATION FEE
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
       TITLE OF SECURITIES          AMOUNT TO           PROPOSED MAXIMUM           PROPOSED MAXIMUM              AMOUNT OF
        TO BE REGISTERED          BE REGISTERED    OFFERING PRICE PER SHARE(1)  AGGREGATE OFFERING PRICE(1)   REGISTRATION FEE
------------------------------------------------------------------------------------------------------------------------------
 Stock Options and Common Stock      650,000                 $0.68755                  $446,907.25                 $124.24
 (par value $.001)
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h) under the Securities Act of 1933, as amended (the "Act"). The offering price per share and aggregate offering price for the unissued stock options are based upon the average of the high and low prices of Registrant's Common as reported on the Nasdaq National Market System on November 11, 1998.

     Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                   EXPLANATORY NOTE

          This Registration Statement on Form S-8 is being filed for the purpose of registering an additional 200,000 shares of the Registrant's Common Stock to be issued pursuant to the Registrant's 1990 Employee Stock Purchase Plan (the "1990 Plan"), as amended and an additional 450,000 shares of the Registrant's Common Stock to be issued pursuant to the 1997 Equity Incentive Plan (the "1997 Plan"), as amended. The Registration Statements on Form S-8 previously filed with the Commission relating to the 1990 Plan (File No. 33-38886) and the 1997 Plan (File No. 333-50631) are incorporated by reference herein.

                                      EXHIBITS

EXHIBIT
NUMBER

5.1       Opinion of Cooley Godward LLP

23.1      Consent of PricewaterhouseCoopers LLP

23.2 Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement

24.1      Power of Attorney is contained on the signature pages.


                                        2.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Clara, State of California, on November 17, 1998.

                                   TRUEVISION, INC.

                                   By:  /s/ Louis J. Doctor
                                        -----------------------------------
                                        Louis J. Doctor
                                        President and Chief Executive Officer



                                        3.

                                 POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Louis J. Doctor and R. John Curson, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

           SIGNATURE                             TITLE                         DATE
------------------------------      ------------------------------     ------------------
  /s/ Walter W. Bregman             Chairman of the Board of            November 17, 1998
------------------------------      Directors
      Walter W. Bregman

  /s/ Louis J. Doctor               President, Chief Executive          November 17, 1998
------------------------------      Officer and Director
      Louis J. Doctor               (PRINCIPAL EXECUTIVE OFFICER)


  /s/ R. John Curson                Senior Vice President, Chief        November 17, 1998
------------------------------      Financial Officer and Secretary
      R. John Curson                (PRINCIPAL FINANCIAL OFFICER
                                    and PRINCIPAL ACCOUNTING OFFICER)


  /s/ Kieth E. Sorenson             Director                            November 17, 1998
------------------------------
      Kieth E. Sorenson

  /s/ Conrad J. Wredberg            Director                            November 10, 1998
------------------------------
      Conrad J. Wredberg

  /s/ William H. McAleer            Director                            November 17, 1998
------------------------------
      William H. McAleer


                                        4.

                                   EXHIBIT INDEX


EXHIBIT                             DESCRIPTION
NUMBER

  5.1     Opinion of Cooley Godward LLP

 23.1     Consent of PricewaterhouseCoopers LLP

 23.2 Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement

 24.1     Power of Attorney is contained on signature pages